SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

[X] Filed by the Registrant
|_| Filed by a Party other than the Registrant

    Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12


                           Highlands Bankshares, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                           HIGHLANDS BANKSHARES, INC.
                              340 West Main Street
                            Abingdon, Virginia 24210




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 12, 2004



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Highlands Bankshares, Inc. (the "Corporation") will be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 12, 2004 at 7:00 p.m., for the following purposes:

(1) To elect nine Directors for a term of one year or until their respective successors are elected and qualify; and

(2) To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on March 10, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Robert M. Little, Jr.
                                            Secretary

Abingdon, Virginia
April 1, 2004




YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           HIGHLANDS BANKSHARES, INC.

                                ----------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 12, 2004

                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $1.25 par value per share ("Common Stock"), of Highlands Bankshares, Inc. (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders to be held on May 12, 2004 at 7:00 p.m. at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia and any adjournment thereof (the "Annual Meeting").

         The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's shareholders is April 1, 2004.

Voting and Revocability of Proxy

         The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210), (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitations

         The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

         Only shareholders of record at the close of business on March 10, 2004 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,661,787 shares of Common Stock of the Corporation issued and outstanding and 1,275 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date.

         In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Votes withheld and broker non-votes will not be considered a vote for, or a vote against, a Director.

                              ELECTION OF DIRECTORS

The Nominees

         Nine Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

         The following table sets forth the names, ages and business experience of nominees for election to the Board of Directors as well as the year that each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of Highlands Union Bank (the "Bank"), the predecessor to and now a wholly owned subsidiary of the Corporation. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years.

        NAME AND AGE                                         NAME AND AGE
      AND YEAR BECAME           PRINCIPAL                  AND YEAR BECAME               PRINCIPAL
         DIRECTOR               OCCUPATION                    DIRECTOR                   OCCUPATION
         --------               ----------                    --------                   ----------

William E. Chaffin            Technologist                E. Craig Kendrick          Attorney in private
Age 54                                                    Age 52                     practice
Director since 1991                                       Director since 2000

Clydes B. Kiser               President of Kiser          J. Carter Lambert          Private Investor
Age 66                        Furniture, a furniture      Age 78
Director since 1988           retailer                    Director since 1983

James D. Moore, Jr.           Physician                   James D. Morefield         Attorney in private
Age 58                                                    Age 54                     practice
Director since 1983                                       Director since 1983

Charles P. Olinger            Certified Public            William J. Singleton       Private Investor
Age 54                        Accountant in private       Age 78
Director since 1988           practice                    Director since 1991

H. Ramsey White Jr.           Dentist in private
Age 58                        practice
Director since 1983


         James D. Morefield is the Chairman of the Board of Directors, and James
D. Moore, Jr. is President of the Corporation. Both individuals are considered "officers" of the Corporation pursuant to the Corporation's Bylaws. Neither individual, however, participates in the management of the daily operations of the Corporation and the Bank.

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All of the nominees listed above have consented to be nominated and to serve if elected and, at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a Director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may promptly come before the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Executive Officers Who Are Not Directors

         Samuel L. Neese (Age 53) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991. He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in 1988. Prior to 1988, he was associated with a Washington County bank for 15 years.

         James T. Riffe (Age 50) was appointed Executive Vice President and Cashier of the Corporation in 1995 and Executive Vice President and Cashier of the Bank in 1991. His first officer position with the Bank was as Vice President and Cashier, to which he was appointed in 1986. He has been associated with various banks since 1975, including serving as vice president of a bank in Botetourt County, Virginia from 1981 to 1986.


                               SECURITY OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth information as of March 10, 2004 regarding the beneficial ownership of shares of Common Stock by (i) beneficial owners of more than 5% of the outstanding shares of Common Stock (both of whom are Directors of the Corporation), (ii) all Directors and nominees, (iii) the executive officers named in the "Summary Compensation Table" below, and (iv) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                          Common Stock
Name                                   Beneficially Owned     Percent of Class
----                                   ------------------     ----------------

Directors
   William E. Chaffin (1)                      33,483                 1.26%
   E. Craig. Kendrick (2)                      41,457                 1.56%
   Clydes B. Kiser (3)                         29,620                 1.11%
   J. Carter Lambert (4)                       50,840                 1.91%
   James D. Moore, Jr. (5)                    255,513                 9.60%
      P.O. Box 1192
      Abingdon, VA 24212
   James D. Morefield (6)                     138,011                 5.18%
      211 High Street
      Abingdon, VA  24210
   Charles P. Olinger (7)                      14,017                 *
   William J. Singleton (8)                    19,216                 *
   H. Ramsey White, Jr. (9)                    44,500                 1.67%

Named Executive Officers
    Samuel L. Neese (10)                       29,473                 1.11%
    James T. Riffe (11)                         4,009                 *

Executive officers and Directors as a
   group (11 persons)                         660,139                24.80%

------------------------
*Indicated holdings amount to less than 1% of the issued and outstanding shares of Common Stock.

(1)  Amount  includes  indirect  ownership  of 1,800  shares  held solely in Mr.
     Chaffin's spouse's name, indirect ownership of 400 shares held in Mr. Chaffin's child's name and options to acquire 4,000 shares.

(2) Amount includes indirect ownership of 34,559 shares held in Mr. Kendrick's children's names and options to acquire 4,000 shares.

(3) Amount includes indirect ownership of 7,580 shares held solely in Mr. Kiser's spouse's name and options to acquire 8,800 shares.

(4) Amount includes indirect ownership of 24,748 shares held solely in Mr. Lambert's spouse's name and options to acquire 3,000 shares.

(5) Amount includes ownership of 139,841 shares held by the Glover and Moore Profit Sharing Plan of which Dr. Moore is trustee, indirect ownership of 15,332 shares held solely in Dr. Moore's spouse's name and options to acquire 2,000 shares.

(6) Amount includes indirect ownership of 16,044 shares held by Mr. Morefield's spouse in a custodial relationship, indirect ownership of 23,896 shares held solely in Mr. Morefield's spouse's name, ownership of 14,440 shares held by Mr. Morefield's daughter for whom Mr. Morefield has power of attorney, ownership of 26,778 shares held by Mr. Morefield in a self-directed IRA and options to acquire 5,000 shares.

(7) Amount includes indirect ownership of 8,517 shares held solely in Mr. Olinger's spouse's name and options to acquire 4,000 shares.

(8) Amount includes indirect ownership of 6,608 shares held solely in Mr. Singleton's spouse's name and options to acquire 6,000 shares.

(9) Amount includes indirect ownership of 612 shares held by Dr. White in a custodial relationship, indirect ownership of 5,540 shares held by Dr. White's spouse in a self-directed IRA and options to acquire 4,000 shares.

(10) Amount includes options to acquire 11,000 shares.

(11) Amount includes options to acquire 3,000 shares.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Corporation's Directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2003, all filing requirements applicable to its officers and Directors were complied with.

                            CORPORATE GOVERNANCE AND
                             THE BOARD OF DIRECTORS


The Board of Directors and its Committees

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board of Directors held 12 meetings in the year ended December 31, 2003. No Director attended fewer than 75 percent of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

         The Board of Directors has determined that the following eight individuals of its nine members are independent as defined by the listing standards of the Nasdaq Stock Market: E. Craig Kendrick, Clydes B. Kiser, J. Carter Lambert, James D. Moore, Jr., James D. Morefield, Charles P. Olinger, William J. Singleton and H. Ramsey White, Jr. In reaching this conclusion, the Board considered that the Corporation and its subsidiary bank conduct business with companies of which certain members of the Board or members of their immediate families are or were directors or officers.

         The Board of Directors has an Audit Committee, a Nominating Committee and a Compensation Committee.

Audit Committee

         The Audit Committee consists of Messrs. Kendrick, Lambert, Olinger and White. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of the Corporation's internal audit department, its independent auditors and federal and state examiners. The Audit Committee of the Board of Directors met five times during the year ended December 31, 2003. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

         The Board of Directors has determined that Mr. Olinger, a member of the Audit Committee, is qualified as an audit committee financial expert as that term is defined in the rules of the SEC. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC.

         The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is set forth in Appendix A to this Proxy Statement.

Nominating Committee

         The Nominating Committee consists of Messrs. Kiser, Lambert, Morefield and Olinger. The Nominating Committee is responsible for making recommendations to the Board of Directors as to its size and composition, and evaluating and recommending to the Board of Directors candidates for election as directors at the Corporation's annual meetings. The Nominating Committee has a charter, which is attached as Appendix B. Each member of the Nominating Committee is independent, as independence for nominating committee members is defined in the listing standards of the Nasdaq Stock Market. The Nominating Committee of the Board of Directors was formed during the first quarter of 2004 and therefore did not meet during the year ended December 31, 2003.

         The Nominating Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Nominating Committee will consider the factors it believes to be appropriate, which would generally include the candidate's personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Corporation's shareholders. Although the Nominating Committee has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. The Nominating

Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating Committee by a shareholder.

         Shareholders who themselves wish to effectively nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Nominating Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Corporation's Articles of Incorporation. See "Proposals for 2005 Annual Meeting of Shareholders."

Compensation Committee

         The Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger and White. The Committee is responsible for the oversight of the compensation paid to employees and officers of the Bank. It reviews and recommends salary adjustments for the Bank. The Compensation Committee meets semi-annually. Additional information with respect to the Compensation Committee is discussed below in the "Executive Compensation - Compensation Committee Report on Executive Compensation."

Annual Meeting Attendance

         The Corporation encourages members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2003 annual meeting.

Communications with Directors

         Any director may be contacted by writing to him c/o Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Corporation. The Corporation promptly forwards, without screening, all such correspondence to the indicated directors.

Code of Ethics

         The Board of Directors has approved a Code of Ethics for the Corporation's senior officers who have financial responsibilities. The Code of Ethics is designed to promote honest and ethical conduct, proper disclosure of financial information in the Corporation's periodic reports, and compliance with applicable laws, rules and regulations by the Corporation's senior officers who have financial responsibilities. The Code of Ethics is available on the Corporation's web page at www.hubank.com. The Corporation's subsidiary bank has a Code of Ethics and Standards of Conduct for all officers and employees.

Director Compensation

         Directors of the Corporation receive options to acquire shares of Common Stock, as determined by the Board of Directors, for their services. During 2003, each Director received options to acquire 1,000 shares of Common Stock for his service. Each Director also received fees of $12,200 for his service for the year ended December 31, 2003.

         The Bank provides a Death Benefit Only Plan (the "Plan") to the following Directors: Messrs. Chaffin, Kendrick, Kiser, Lambert, Moore, Morefield, Olinger and White. The Plan provides a death benefit of $100,000. The death benefit is subject to income tax when received, and is tax-deductible to the Bank. The Bank has purchased life insurance policies that are intended to provide the funds to pay this benefit.

                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors, which is composed of five independent outside directors, is responsible for making recommendations to the Board of Directors concerning compensation for the Corporation's executive officers. It is the responsibility of the Compensation Committee to establish a framework for a competitive compensation package for the CEO and COO that adequately rewards performance and provides incentives for retention. In carrying out its responsibilities, the Compensation Committee considers the following: (1) the performance and effectiveness of the executive officers; (2) the need to retain competent and effective management personnel; (3) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; (4) comparative performance of the CEO and COO as benchmarked against peer groups of comparable commercial banks; and (5) the achievement of overall corporate goals.

         The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations, locally and nationally, giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Corporation and the designated peer group. In performing this analysis, the Committee utilized the Virginia Bankers' Association Salary Survey and compensation data from other specifically identified banking peers. The compensation of Samuel L. Neese, the Corporation's chief executive officer, is determined in accordance with this plan.

         Executive officer compensation generally consists of salary, bonus based on the Corporation's annual performance, participation in the Corporation's 401(k) Plan, economic benefit attributable to the Bank's Death Benefit Only Plan, stock options granted under the Corporation's non-qualified stock option plan and fees received for serving on the subsidiary bank's board of directors as reflected in the "Summary Compensation Table." Mr. Neese receives compensation in all of the above forms.


                             Compensation Committee

                                 Clydes B. Kiser
                                J. Carter Lambert
                               James D. Morefield
                               Charles P. Olinger
                              H. Ramsey White, Jr.


Compensation Committee Interlocks and Insider Participation

         Except for Mr. Morefield, who is the Chairman of the Board of Directors, no member of the Compensation Committee is a current or former officer of the Corporation or any of its subsidiaries. In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Executive Officer Compensation

         The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the executive officers of the Corporation whose total compensation exceeds $100,000 in all capacities in which they served. The named executive officers also receive compensation from the Corporation in the form of stock options, which may be exercised and converted into shares of Common Stock.

                           Summary Compensation Table

                                                                                       Long Term
                                                  Annual Compensation                Compensation
                                                                                      Securities        All Other
         Name and                                                 Other Annual        Underlying       Compensation
    Principal Position        Year    Salary ($)   Bonus ($)    Compensation ($)      Options (#)         ($)(a)
    ------------------        ----    ----------   ---------    ----------------      -----------         ------

Samuel L. Neese               2003     157,000       8,750              *                1,000            20,466
Executive Vice President      2002     145,312       8,000              *                1,000            19,830
   and Chief Executive        2001     139,300       7,500              *                1,000            15,737
   Officer

James T. Riffe                2003     139,500       8,750              *                1,000            17,299
Executive Vice President      2002     128,854       8,000              *                1,000            18,920
   and Cashier                2001     123,800       7,500              *                1,000            14,963

-----------------------
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(a) Amounts for 2003 consist of amounts funded by the Bank for the benefit of Mr. Neese and Mr. Riffe under its qualifying 401(k) plan of $7,850 and $4,800, respectively. Amounts for 2003 also include bank board fees payable to Mr. Neese and Mr. Riffe of $12,200 and $12,200, respectively. Amounts also include the economic benefit attributable to a Death Benefit Only Plan of $416 and $299 for Mr. Neese and Mr. Riffe, respectively. The Plan provides a survivor death benefit to Mr. Neese's and Mr. Riffe's named beneficiaries of $200,000. The death benefit is subject to income tax when received, and is tax-deductible to the Bank. The Bank has purchased life insurance policies on Mr. Neese and Mr. Riffe that are intended to provide the funds to pay this benefit.

Stock Options

         The following table sets forth for the year ended December 31, 2003, the grants of stock options to the named executive officers:

                        Option Grants In Last Fiscal Year

                                               Individual Grants
                           -----------------------------------------------------------
                                           % of Total
                             Number of       Options
                             Securities    Granted to      Exercise                  Potential Realizable Value at
                             Underlying     Employees       or Base                  Assumed Annual Rates of
                              Options       in Fiscal        Price       Expiration  Stock Price Appreciation for
 Name                       Granted (a)       Year        ($/Sh) (b)        Date              Option Term
 ----                       -----------       ----        ----------        ----              -----------
                                                                                          5%($)         10%($)
                                                                                          -----         ------
 Samuel L. Neese               1,000          3.33%          26.00        7/11/13        42,351         67,437

 James T. Riffe                1,000          3.33%          26.00        7/11/13        42,351         67,437

(a) Stock options were granted at or above the fair market value of the shares of Common Stock at the date of award. Each grant is immediately exercisable.
(b) Options to purchase 29,850 shares of Common Stock were granted to employees, officers and directors during the year ended December 31, 2003.


Option Exercises and Holdings

         The following table sets forth information with respect to the exercise of stock options by the named executive officers in 2003 and the amount and value of stock options held by the named executive officers as of December 31, 2003:

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                                                                  Number of
                               Shares        Value        Securities Underlying          Value of Unexercised
                             Acquired on   Realized       Unexercised Options at         In-the-Money Options at
           Name             Exercise (#)     ($)(a)         Fiscal Year End (#)          Fiscal Year End ($)(b)
                            ------------     ------         -------------------          ----------------------
                                                       Exercisable    Unexercisable    Exercisable   Unexercisable
                                                       -----------    -------------    -----------   -------------
Samuel L. Neese                   --           --          11,000          --            113,500           --

James T. Riffe                  5,000       51,250          4,000          --             10,000           --

-----------------
(a) The value realized was calculated by determining the difference between (i) the fair market value of Common Stock underlying the options at the date of exercise and (ii) the exercise price of the options.
(b) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of a share of Common Stock underlying the options on December 31, 2003, $28.00 per share, and the exercise price of the options. Shares of Common Stock are not actively traded, and thus fair market value reflects the good faith determination by management based on information received from purchasers and sellers of such stock.

Equity Compensation Plans

         The following table sets forth information as of December 31, 2003, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

                      Equity Compensation Plan Information

                                                                                               Number of Securities
                                  Number of Securities to Be        Weighted Average           Remaining Available
                                   Issued upon Exercise of         Exercise Price of           for Future Issuance
                                     Outstanding Options,         Outstanding Options,             Under Equity
Plan Category                        Warrants and Rights          Warrants and Rights         Compensation Plans (a)
-------------                        -------------------          -------------------         ----------------------
Equity Compensation Plans
   Approved by Shareholders                148,858                       $22.48                       62,300

Equity Compensation Plans Not
   Approved by Shareholders (b)               --                           --                           --

Total                                      148,858                       $22.48                       62,300

-----------------
(a) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(b) The Corporation does not have any equity compensation plans that have not been approved by shareholders.


                              CERTAIN TRANSACTIONS

         Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons. No such loan as of December 31, 2003 was non-accruing, past due or restructured. At December 31, 2003, the aggregate amounts of loans outstanding to all Directors and executive officers of the Corporation and members of their immediate families were approximately $7,924,000, representing 22.36% of the total equity of the Corporation.

         Management is not aware of any arrangements that may at a subsequent date result in a change in control of the Corporation.

         Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the Common Stock, or any associate of any such Director, officer, affiliate or shareholder, is a party adverse to the Corporation or has a material interest adverse to the Corporation.

         In the normal course of business, the Corporation conducts arms length business transactions with some of its related parties. The Corporation is required to disclose those transactions that exceed 5% of its or the related party's gross sales. During 2003, the Corporation retained William E. Chaffin, a Director, as a technology consultant due to his expertise. The Corporation paid Mr. Chaffin $60,000 in retainers for his consulting services during 2003. Mr. Chaffin also supplies the Corporation with some of its technology hardware, software and related periphery items through his company, Chaffin & Company. During 2003, the Corporation paid $451,964 to Chaffin & Company for the purchase of computer hardware, software and related periphery items. The terms of these transactions were substantially similar to the terms of similar purchases that are the result of "arms length" negotiations between unrelated parties, and the prices involved were comparable to current market rates at that time.


                             STOCK PERFORMANCE GRAPH

         The Common Stock is not listed on any exchange or quoted on any market. Shares of Common Stock have periodically been sold in a limited number of privately negotiated transactions. The following graph compares the cumulative total return to the shareholders of the Corporation, based on transactions known to the Corporation, for the last five fiscal years with the total return on Standard & Poor's 500 Stock Index, Standard & Poors Banks Index and the Russell 2000 Index, assuming an investment of $100 in shares of Common Stock on December 31, 1998, and the reinvestment of dividends.

                               [GRAPHIC OMITTED]

                                  1998            1999            2000           2001             2002            2003
                                  ----            ----            ----           ----             ----            ----
Highlands Bankshares, Inc.      $100.00         $137.88         $157.06         $160.69         $164.38         $177.50
S & P 500                       $100.00         $119.53         $107.41          $93.40          $71.57          $90.46
S & P Banks Index               $100.00          $86.28         $102.58         $102.58         $101.55         $128.60
Russell 2000                    $100.00         $121.26         $117.59         $120.52          $95.86         $141.11

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed Brown, Edwards & Company, L.L.P. ("Brown Edwards") to perform the audit of the Corporation's financial statements for the year ending December 31, 2004. Brown Edwards has acted as the Corporation's auditors for 2003 and as the Bank's auditors for the past 18 years and has reported on financial statements during those periods. Representatives from Brown Edwards will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.


                                AUDIT INFORMATION

Services and Fees During 2003

         As the Corporation's independent accountants for 2003, Brown Edwards provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown Edwards' audit of the Corporation's financial statements were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. The Audit Committee has considered whether Brown Edwards' provision of non-audit services is compatible with maintaining its independence.

Audit Fees

         The aggregate fees billed by Brown Edwards for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal years ended December 31, 2003 and 2002, and for the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $69,000 for 2003 and $64,500 for 2002.

Audit Related Fees

         The aggregate fees billed by Brown Edwards for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements and not reported under the heading "Audit Fees" above for the fiscal years ended December 31, 2003 and 2002 were $20,251 and $11,500, respectively. During 2003, these services included an Information Technology Audit related to financial information systems design and implementation and, during 2003 and 2002, these services included the agreed upon procedures pertaining to the Federal Home Loan Bank and the audit of the Corporation's 401(k) retirement plan.

Tax Fees

         The aggregate fees billed by Brown Edwards for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and 2002 were $9,000 and $9,000, respectively. During 2003 and 2002, these services included the preparation of federal and state tax returns.

All Other Fees

         There were no fees billed by Brown Edwards for any other services rendered to the Corporation for the fiscal years ended December 31, 2003 and 2002.

Pre-Approved Services

         All services not related to the annual audit and quarterly review of the Corporation's financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Edwards was compatible with the maintenance of that firms' independence in the conduct of their auditing functions.

Audit Committee Report

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee was is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Corporation's policy and by Nasdaq Stock Market's listing standards.

         The responsibilities of the Audit Committee include selecting and retaining an accounting firm to be engaged as the Corporation's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation's management, the Corporation's internal audit personnel and the independent accountant regarding, the following:

     * The plan for, and independent accountants' report on, each audit of the Corporation's financial statements.
     * The Corporation's financial disclosure documents, including all financial statements and reports filed with the Board of Governors of the Federal Reserve System and the Virginia Bureau of Financial Institutions or sent to shareholders.
     * Changes in the Corporation's accounting practices, principles, controls or methodologies, or in the Corporation's financial statements.
     *    Significant developments in accounting rules.
     * The adequacy of the Corporation's internal accounting controls, and accounting, financial and auditing personnel.
     * The establishment and maintenance of an environment at the Corporation that promotes ethical behavior.

         The Audit Committee is responsible for recommending to the Board that the Corporation's financial statements be included in the Corporation's annual report. The Committee took a number of steps in making this recommendation for 2003. First, the Audit Committee discussed with Brown, Edwards & Company, L.L.P. the Corporation's independent accountant for 2003, those matters that the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Brown, Edwards & Company, L.L.P.'s independence with them and received a letter from them concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of Brown, Edwards & Company, L.L.P.'s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with the Corporation's management and Brown, Edwards & Company, L.L.P. the Corporation's audited consolidated balance sheets at December 31, 2003, 2002 and 2001, and consolidated statements of income, cash flows and stockholders' equity for the three years ended December 31, 2003. Based on the discussions with Brown, Edwards & Company, L.L.P., and management concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation's 2003 Annual Report on Form 10-K.

                                 Audit Committee

                                E. Craig Kendrick
                                J. Carter Lambert
                               Charles P. Olinger
                              H. Ramsey White, Jr.

                PROPOSALS FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation's principal executive offices at 340 West Main Street, Abingdon, Virginia 24210, no later than December 2, 2004, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement for that meeting. The Corporation presently anticipates holding the 2005 annual meeting of shareholders on May 11, 2005.

         The Corporation's Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2005 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2005 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2005 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2005 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Corporation's Bylaws, without charge, upon written request to the Secretary of the Corporation. Based upon an anticipated date of May 11, 2005 for the 2005 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 12, 2005 and no earlier than February 10, 2005.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Corporation's Annual Report to Shareholders for the year ended December 31, 2003 accompanies this Proxy Statement. Additional copies may be obtained without charge by written request to the Secretary of the Corporation at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, ABINGDON, VIRGINIA 24210. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                                                                      APPENDIX A

                         CHARTER FOR THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                           HIGHLANDS BANKSHARES, INC.

Highlands Bankshares, Inc. and Highlands Union Bank's Audit Committee is governed by an Audit Committee Charter. In accordance with the requirement under new paragraph (e)(3) under Item 7 of Schedule 14A the Corporation hereby incorporates a copy of the Audit Committee Charter. This Charter defines the responsibilities and duties of the Audit Committee.

Statement of Responsibility

The Audit Committee is appointed by the Board of Directors to assist the Board in providing oversight of the Corporation's management. The primary duties and responsibilities of the Audit Committee are to monitor:
     * the integrity of the Corporation's financial statements, including the financial reporting process and systems of internal controls regarding finance and accounting;
     * the compliance by the Corporation with legal and regulatory requirements and
     * the independence and performance of the Corporation's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission. The Audit Committee shall be comprised of at least three Directors, each of whom shall be independent, non-executive Directors. The Audit Committee shall meet at least quarterly, or more frequently as the Committee may determine.

The Audit Committee shall have authority to conduct any investigation it deems appropriate to fulfilling its responsibilities. The Audit Committee may retain special legal, accounting or other consultants to advise the Committee and may request any officer or employee of the company to attend a meeting of the Committee or to meet with any members of or consultants to the Committee. The Audit Committee shall make periodic reports to the Board of Directors concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of the Corporation's management to determine the internal control system of the Corporation. Neither is it the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete, accurate and in accordance with generally accepted accounting principles.

Duties of the Audit Committee

The Audit Committee shall:

Review and reassess the adequacy of this Charter annually, submit it to the Board of Directors for approval and have the document published in accordance with SEC regulations. The Audit Committee was in compliance with the Audit Charter in effect the previous year.

Review the annual audited financial statements of the Corporation, including any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls. This review should include a discussion with management and independent auditors of these matters.

Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

Review with the Corporation's management and independent auditors the Corporation's quarterly financial statements prior to filing. Any significant changes to the Corporation's accounting principles and practices suggested or required by the independent auditors should be discussed. The Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

Recommend to the Board of Directors the appointment of the independent auditors and review the independence and performance of the auditors.

Annually approve services to be rendered by fees to be paid to the independent auditors.

Receive periodic reports from the independent auditors regarding the auditors' independence and discuss such reports with the independent auditors.

Review the independent auditors' audit plan and evaluate the performance of the independent auditors and if circumstance warrant; approve any discharge of the independent auditors. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

Review the results of the annual year-end audit with the independent auditors prior to filing reports containing year-end earnings and discuss any matters required to be communicated to the Audit Committee in accordance with SAS 61.

Review the appointment and replacement of the senior internal audit executive.

Review the plan, activities, organizational structure and qualifications of the internal audit department, as necessary.

Review the significant reports to management prepared by the internal audit department and management's responses to those reports.

Review with the Corporation's counsel, as needed, any legal matters that could have a material impact on the financial statements and periodically report on significant litigation.

Review with the independent auditors any problems or difficulties that may have been encountered and any management letter provided by the independent auditors together with the Corporation's response to that letter.

Prepare a Report to Shareholders as required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual Proxy Statement.

Perform any other activities consistent with the Charter, the Corporation's Bylaws and governing laws and regulations as the Audit Committee or the Board deems necessary or appropriate.

Audit Committee Members as approved January 2004:

         *  E. Craig Kendrick, Attorney

         *  J. Carter Lambert, Private Investor

         *  Charles P. Olinger, CPA

         *  H. Ramsey White, Jr., Dentist

                                                                      APPENDIX B

                      CHARTER FOR THE NOMINATING COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                           HIGHLANDS BANKSHARES, INC.

         The Nominating Committee (the "Committee") is appointed by the Board of Directors to assist the Board of Directors in identifying qualified individuals to become directors, recommend to the Board of Directors qualified director nominees for election at the shareholders' annual meeting, and recommend to the Board membership on its committees.

Committee Membership

         The Committee members shall be appointed and may be replaced from time to time by the Board of Directors of the Corporation. The Committee shall consist of no fewer than three directors. Each member of the Committee shall be an "independent director" as defined in the applicable rules of the NASDAQ Stock Market. The Board of Directors may appoint a Chairperson of the Committee. If the Board of Directors does not appoint a Chairperson, the Committee may elect its own Chairperson.

Meetings

         The Committee shall meet as often as necessary to carry out its appointed responsibilities. Any member of the Committee may call a meeting of the Committee. The Chairperson of the Committee, or another of its members, shall report to the Board of Directors on Committee meetings that are held. Minutes of the meetings shall be recorded by an appointed member of the Committee or by the Secretary of the Corporation.

Committee Goals and Responsibilities

1. The Committee shall recommend to the Board of Directors director nominees for election at the shareholders' annual meeting.
2. Prior to nominating an existing director for re-election to the Board of Directors, the Committee shall consider and review the existing directors':
          *    Board  of  Director  and   Committee   meeting   attendance   and
               performance;
          *    Length of Board of Directors' service;
          * Experience, skills and contributions that the existing director brings to the Board of Directors
3. In the event that a director vacancy arises, the Committee shall (a) seek and identify a qualified director nominee to be recommended to the Board of Directors for either (i) appointment by the Board of Directors to serve the remainder of the term of the director position that is vacant, or (ii) election at the shareholders' annual meeting; or (b) recommend that the size of the Board of Directors be decreased to eliminate the vacancy.
4. In evaluating a candidate for recommendation as a director nominee, the Committee shall consider such matters as it deems appropriate, including the candidates personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interest of the Corporation's shareholders. Candidates may be interviewed by the Committee where it deems it appropriate.
5. The Committee shall consider director candidates recommended by the holders of the Corporation's common stock. Recommendations by security holders should be submitted to the Committee in accordance with the By-Laws of the Corporation.
6. The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.
7. The Committee may review the Board of Director's committee structure and may recommend to the Board of Directors for its approval the size of committees, and the directors to be appointed as members on each Board of Directors committee. When evaluating a director for service on a Board of Directors committee, the Committee may consider such matters as it deems appropriate, including the director's independence, experience, skills and other Board responsibilities, attendance, performance and contribution on other
                                      B-1

          Board of Directors committees and the potential to be an effective member of the committee with its other members.

                                [FORM OF PROXY]


                           HIGHLANDS BANKSHARES, INC.
                 340 West Main Street, Abingdon, Virginia 24210

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned  hereby constitutes J.D. Morefield, James D. Moore, Jr.
and J. Carter Lambert or any of them, attorneys and proxies,  with power of  substitution  in each,  to act for the undersigned with with respect to all shares of Common Stock of Highlands Bankshares,  Inc. (the "Corporation")  held of record by the  undersigned on
March 10, 2004 at the Annual Meeting of  Stockholders  to be held  at the Southwest  Virginia  Higher  Education  Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 12, 2004, at 7:00 p.m., or any
adjournment  thereof, for the following purposes:
1.       Election of Directors            [  ] FOR all nominees listed below       [  ]  WITHHOLD AUTHORITY to vote for all nominees
                                              (except as marked to the contrary)

(INSTRUCTION:  To withhold  authority to vote for any  individual  nominee,  write such  nominee's name on the line below)


William E. Chaffin                          E. Craig Kendrick                           Clydes B. Kiser
J. Carter Lambert                           James D. Moore, Jr.                         J.D. Morefield
Charles P. Olinger                          William J. Singleton                        H. Ramsey White, Jr.


------------------------

2.       In their  discretion,  the proxies  are  authorized to vote on such other business as may properly come before the meeting.

    (Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.

  Please sign name exactly as it appears on the stock certificate. All owners should sign. Fiduciaries should give full title.




                                                --------------------------------
                                                           Signature


                                                --------------------------------
                                                             Date


                                                --------------------------------
                                                           Signature


                                                --------------------------------
                                                             Date

                      I plan________________, do not plan___________________, to attend the 2004 Annual Meeting.

                      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY SHEET PROMPTLY.